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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 2, 2001

                      HEALTHCARE REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)

          MARYLAND                      1-11852                  62-1507028
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                              3310 WEST END AVENUE
                                    SUITE 700
                           NASHVILLE, TENNESSEE 37203
                    (Address of principal executive offices)


                                 (615) 269-8175

              (Registrant's telephone number, including area code)






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ITEM 9.  REGULATION FD DISCLOSURE

         Healthcare Realty Trust Incorporated issued a press release on October 2, 2001 to announce a recent acquisition. As additional public disclosure, the Company is filing this press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         c)       Exhibits

                  99.1     Press release dated October 2, 2001.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HEALTHCARE REALTY TRUST INCORPORATED



                                    By:        /s/ Timothy G. Wallace
                                        ----------------------------------------
                                                  Timothy G. Wallace
                                               Executive Vice President
                                             and Chief Financial Officer

Date:  October 2, 2001